Exhibit 10.44

WILLIAM LYON HOMES

2006 SENIOR EXECUTIVE BONUS PLAN

BONUS PLAN PARTICIPANT	% DEFERRED	DEFERRAL CRITERIA	PAYMENT CRITERIA	DESCRIPTION	PAY DATE
CEO AND COO	25%	75% paid Year 1 25% paid Year 2 forfeited if terminated – except retirement, disability or death	3% of Company’s pre-tax, pre-bonus income each	Based on: • Management Level • Position Impact w/ WLS • Competitive Pay Levels • Short-Term Compensation Target for the Position • Current Salary • Individual Performance	After year-end Audit
EVP	25%	75% paid Year 1 25% paid Year 2 forfeited if terminated – except retirement, disability or death	3% of the Northern California Region’s pre-tax, pre-bonus income after corporate allocation and 3/4 of 1% of the Company’s pre-tax, pre-bonus income (excluding the Northern California Region)	Based on: • Management Level • Position Impact w/ WLS • Competitive Pay Levels • Short-Term Compensation Target for the Position • Current Salary • Individual Performance	After year-end Audit
CFO	25%	75% paid Year 1 25% paid Year 2 forfeited if terminated – except retirement, disability or death	0.5% of the Company’s pre-tax, pre-bonus income	Based on: • Management Level • Position Impact w/ WLS • Competitive Pay Levels • Short-Term Compensation Target for the Position • Current Salary • Individual Performance	After year-end Audit
REGION PRESIDENTS	25%	75% paid Year 1 25% paid Year 2 forfeited if terminated – except retirement, disability or death	3% of Region’s pre-tax, pre-bonus Income after Corporate allocation minimum payment equal to 100% of annual salary	Based on: • Management Level • Position Impact w/ WLS • Competitive Pay Levels • Short-Term Compensation Target for the Position • Current Salary • Individual Performance	After year-end Audit

Note:

•	Plan requires the employee to be actively employed on the date bonus checks are distributed to qualify for payment except in event of death, disability or retirement.

•	Awards to be administered (including no discretion to increase) in order to comply with Section 162(m), if applicable.

•

The Compensation Committee retains the discretion to increase the bonus of a participant in the event of an extraordinary performance, or decrease it in the case of a substandard performance, and may make this determination on the basis of objective or subjective criteria, including, but not limited to, the pay levels of executives at other major homebuilders.